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--------------------------------------------------------------------------------

MSCI 2005-HQ6
MULTIFAMILY TAPE

---------------------
                     = Single-loan / Multi-property loans
---------------------



-------------------------------------------------------------------------------------------
LOAN NUMBER          LOAN SELLER     PROPERTY NAME
-------------------------------------------------------------------------------------------

LL4                  MSMC            Melrose Minneapolis
LL4                  MSMC            Melrose Gainesville
LL4                  MSMC            Melrose Jacksonville
LL4                  MSMC            Melrose College Station
6105916              PMCF            Tropicana Gardens(1)
05-19060             MSMC            The Kenmawr Apartments
04-18871             MSMC            Rosemeade Apartments
04-18692             MSMC            Lenoxplace at Garner Station Apartments
05-19523             MSMC            Mission Bay Apartments
04-18410             MSMC            Villages of Easton
05-19524             MSMC            Hunters Run Apartments
6106010              PMCF            Mediterranean Inn(2)
04-18691             MSMC            Strickland Farms Apartments
610902557            WFB             TownCentre Commons
05-18965             MSMC            Brookside Commons Apartments
9000213              SunTrust        Courthouse Square Apts
05-19216             MSMC            115 East Mosholu Parkway
6105918              PMCF            12569 Van Nuys Blvd.
6106015              PMCF            South Pacific Apartments
05-20277             MSMC            Rutgers Student Housing - 82 Louis Street
05-20282             MSMC            Rutgers Student Housing - 260 Somerset Street
05-20278             MSMC            Rutgers Student Housing - 211 Hamilton Street
05-20280             MSMC            Rutgers Student Housing - 80 Guilden Street
05-20281             MSMC            Rutgers Student Housing - 37 Duke Street
05-20279             MSMC            Rutgers Student Housing - 172 Easton Avenue
6106017              PMCF            Gresham Central Apartments
05-19999             MSMC            Brockton Apartments
05-19030             MSMC            The Hedges Apartments
6105853              PMCF            Colonial Apartments
05-19398             MSMC            Summer Oaks Apartments
05-19748             MSMC            Friendship Arms Apartments
410902003            WFB             Tamarus Village Apartments
05-19020             MSMC            Seven St. Luke's Place Apartments(3)
04-16987             MSMC            2680 Heath Avenue
171-001              MSMC            Space Coast Resort(4)
9000108              SunTrust        Ponderosa Place Apartments
9000159              SunTrust        Abercorn Street



Notes
(1)   The subject's market rent is a blend of $1,277 for a single, $1,144 for a double and $1,033 for a triple occupancy.
(2)   The subject has a total of 180 units. 90 units serve as a Hotel while the other 90 units serve as Multi-Family. The market rent is based on the 90
      Multi-Family units.
(3)   Seven St. Luke's - Studio includes two Efficiencies
(4)   For Manufactured Housing loan, unit of measure is single wide, double wide, and triple wide



---------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER STREET ADDRESS                                 CITY                COUNTY                  STATE    ZIP CODE
---------------------------------------------------------------------------------------------------------------------------

LL4         2508 Delaware Street SE                        Minneapolis         Hennepin                  MN      55414
LL4         1000 SW 62nd Boulevard                         Gainesville         Alachua                   FL      32607
LL4         3601 Kernan Boulevard South                    Jacksonville        Duval                     FL      32224
LL4         601 Luther Street West                         College Station     Brazos                    TX      77840
6105916     6585 El Colegio Road                           Goleta              Santa Barbara             CA      93117
05-19060    401 Shady Avenue                               Pittsburgh          Allegheny                 PA      15206
04-18871    657 Worcester Street                           Southbridge         Worcester                 MA      01550
04-18692    1101 Lenoxplace Circle                         Raleigh             Wake                      NC      27603
05-19523    1734 Mission Bay Circle                        Viera               Brevard                   FL      32955
04-18410    6000 Beatty Drive                              Irwin Borough       Westmoreland              PA      15642
05-19524    1535 Blanding Boulevard                        Middleburg          Clay                      Fl      32068
6106010     425 Queen Anne Avenue North                    Seattle             King                      WA      98109
04-18691    12203 Strickland Road                          Raleigh             Wake                      NC      27613
610902557   1275 Central Avenue                            Brentwood           Contra Costa              CA      94513
05-18965    235 Main Street & 4-6 High Court               East Hartford       Hartford                  CT      06118
9000213     8335 Barbour Road                              Richmond            Henrico                   VA      23228
05-19216    115 East Mosholu Parkway North                 Bronx               Bronx                     NY      10467
6105918     12569 Van Nuys Blvd.                           Pacoima             Los Angeles               CA      91331
6106015     401 Pacific Avenue                             Santa Cruz          Santa Cruz                CA      95060
05-20277    82 Louis Street                                New Brunswick       Middlesex                 NJ      08901
05-20282    260 Somerset Street                            New Brunswick       Middlesex                 NJ      08901
05-20278    211 Hamilton Street                            New Brunswick       Middlesex                 NJ      08901
05-20280    80 Guilden Street                              New Brunswick       Middlesex                 NJ      08901
05-20281    37 Duke Street                                 New Brunswick       Middlesex                 NJ      08901
05-20279    172 Easton Avenue                              New Brunswick       Middlesex                 NJ      08901
6106017     800 NE Roberts Avenue                          Gresham             Multnomah                 OR      97030
05-19999    178 & 180 Highland Street                      Brockton            Plymouth                  MA      02301
05-19030    4901 Lawndale Drive                            Greensboro          Guilford                  NC      27455
6105853     307 Miss Mary Road                             Cleburne            Johnson                   TX      76031
05-19398    5770 Northwest 16th Street                     Oklahoma City       Oklahoma                  OK      73127
05-19748    5450 East Lake Mead Boulevard                  Las Vegas           Clark                     NV      89156
410902003   5055 South Tamarus Street                      Las Vegas           Clark                     NV      89119
05-19020    7 St. Luke's Place                             Montclair           Essex                     NJ      07042
04-16987    2680 Heath Avenue                              Bronx               Bronx                     NY      10463
171-001     820 Barnes Boulevard                           Rockledge           Brevard                   FL      32955
9000108     1493 Ponderosa Road                            Ft. Walton Beach    Okaloosa                  FL      32547
9000159     1700-1712 Abercorn Street                      Savannah            Chatham                   GA      31401




-----------------------------------------------------------------------------------------------------------------------------------
                     CUT-OFF POOL                       CUT-OFF POOL BALANCE                                            STUDIOS #
LOAN NUMBER           BALANCE ($)     NOTE DATE          PER UNIT OR PAD ($)     UTILITIES PAID BY TENANT                  UNITS
-----------------------------------------------------------------------------------------------------------------------------------

LL4                   $29,105,000     05/26/2005                      $63,752   Electricity                                    0
LL4                   $14,155,000     05/26/2005                      $63,752   Electricity                                    0
LL4                   $21,829,000     05/26/2005                      $63,752   Electricity                                    0
LL4                   $17,661,000     05/26/2005                      $63,752   None                                           0
6105916               $36,000,000     04/29/2005                     $330,275   No                                             0
05-19060              $17,600,000     06/01/2005                      $73,029   Electric                                       0
04-18871              $17,250,000     04/15/2005                      $81,368   Gas and Electric                               0
04-18692              $15,578,061     12/08/2004                      $59,008   Gas and Electric                               0
05-19523              $15,000,000     03/30/2005                      $41,667   Gas and Electric                               0
04-18410              $14,403,050     01/13/2005                      $32,294   Gas and Electric                               0
05-19524              $14,315,000     03/30/2005                      $47,089   Gas and Electric                               0
6106010               $13,232,351     06/30/2005                      $73,513   No                                            90
04-18691              $12,402,915     12/08/2004                      $79,506   Electric                                       0
610902557             $11,711,334     04/15/2005                      $85,484   Electric, Gas                                  1
05-18965              $10,850,000     03/09/2005                      $42,054   Electric                                       0
9000213                $8,450,000     06/06/2005                      $46,944   Electricity                                    0
05-19216               $7,040,000     05/06/2005                      $76,522   Gas and Electric                               0
6105918                $5,344,434     06/30/2005                      $86,201   Electricity                                    0
6106015                $4,795,264     06/16/2005                      $67,539   Electricity                                   71
05-20277               $1,181,658     04/28/2005                     $352,225   Gas and Electric                               0
05-20282                 $812,390     04/28/2005                     $352,225   Gas and Electric                               0
05-20278                 $738,537     04/28/2005                     $352,225   Gas and Electric                               0
05-20280                 $701,610     04/28/2005                     $352,225   Gas and Electric                               0
05-20281                 $701,610     04/28/2005                     $352,225   Gas and Electric                               0
05-20279                 $443,122     04/28/2005                     $352,225   Gas and Electric                               0
6106017                $4,500,000     06/17/2005                      $50,000   Electricity                                    0
05-19999               $4,386,953     04/29/2005                      $68,546   Electric                                       5
05-19030               $4,166,458     05/13/2005                      $29,760   Electric                                       0
6105853                $3,889,203     04/27/2005                      $57,194   Electricity, Water                             0
05-19398               $3,450,000     04/28/2005                      $17,424   Electric                                       1
05-19748               $2,988,645     03/29/2005                      $57,474   Electric                                       0
410902003              $2,978,146     11/30/2004                      $34,232   Electric                                       0
05-19020               $2,938,586     03/31/2005                      $73,465   Gas and Electric                              12
04-16987               $2,768,426     08/09/2004                      $52,234   Gas and Electric                               0
171-001                $2,245,563     05/10/2005                       $8,670   Water and Sewer                                0
9000108                $1,779,752     08/26/2004                      $49,438   Electricity, Water, Sewer and Garbage          0
9000159                $1,715,775     02/24/2005                      $68,631   Electricity                                    0




--------------------------------------------------------------------------------------------------------------------------
                      STUDIOS                         1 BEDROOM AVG                        2 BEDROOMS AVG
                     AVG RENT     1 BEDROOM                RENT PER        2 BEDROOMS            RENT PER       3 BEDROOM
LOAN NUMBER       PER MO. ($)      (#)UNITS                 MO. ($)           # UNITS             MO. ($)         # UNITS
--------------------------------------------------------------------------------------------------------------------------

LL4                      NAP              0                     NAP              80                $1,650              28
LL4                      NAP              0                     NAP              72                $1,051             114
LL4                      NAP              0                     NAP             108                $1,062             132
LL4                      NAP              0                     NAP              96                  $896             102
6105916                  NAP              0                     NAP              48                $3,565              61
05-19060                 NAP             53                    $916             117                $1,089              37
04-18871                 NAP             74                    $840             138                $1,084               0
04-18692                 NAP            114                    $590             120                  $741              30
05-19523                 NAP             96                    $567             184                  $675              80
04-18410                 NAP            263                    $377             170                  $444              13
05-19524                 NAP             72                    $553             152                  $659              80
6106010               $1,443              0                     NAP               0                   NAP               0
04-18691                 NAP             52                    $645              78                  $782              26
610902557               $570             56                    $969              68                $1,183              12
05-18965                 NAP             78                    $655             180                  $745               0
9000213                  NAP             32                    $710             116                  $846              32
05-19216                 NAP             74                    $804              13                  $935               5
6105918                  NAP              0                     NAP              62                $1,077               0
6106015                 $817              0                     NAP               0                   NAP               0
05-20277                 NAP              0                     NAP               0                   NAP               3
05-20282                 NAP              0                     NAP               0                   NAP               0
05-20278                 NAP              0                     NAP               0                   NAP               0
05-20280                 NAP              0                     NAP               0                   NAP               0
05-20281                 NAP              0                     NAP               0                   NAP               2
05-20279                 NAP              0                     NAP               0                   NAP               0
6106017                  NAP              3                    $625              84                  $715               3
05-19999                $713             14                    $860              40                  $975               5
05-19030                 NAP             61                    $507              79                  $627               0
6105853                  NAP              0                     NAP              34                  $679              34
05-19398                $340             80                    $353              99                  $433              16
05-19748                 NAP             40                    $650              12                  $750               0
410902003                NAP             24                    $525              63                  $635               0
05-19020                $878             27                    $995               1                $1,100               0
04-16987                 NAP             35                    $740              12                  $943               6
171-001                  NAP              0                     NAP               0                   NAP               0
9000108                  NAP              0                     NAP              36                  $800               0
9000159                  NAP             12                    $613               3                  $900              10




-----------------------------------------------------------------------------------------------------------------------------------
              3 BEDROOM AVG                       4  BEDROOM AVG                    5 BEDROOM AVG                    6 BEDROOM AVG
                   RENT PER        4 BEDROOM            RENT PER     5 BEDROOM           RENT PER       6 BEDROOM         RENT PER
LOAN NUMBER         MO. ($)         (#)UNITS             MO. ($)       # UNITS            MO. ($)         # UNITS          MO. ($)
-----------------------------------------------------------------------------------------------------------------------------------

LL4                 $1,950              159               $2,456              0               NAP               0              NAP
LL4                 $1,401              126               $1,754              0               NAP               0              NAP
LL4                 $1,432              120               $1,829              0               NAP               0              NAP
LL4                 $1,285              150               $1,197              0               NAP               0              NAP
6105916             $6,096                0                  NAP              0               NAP               0              NAP
05-19060            $1,380                1               $2,315              0               NAP               0              NAP
04-18871               NAP                0                  NAP              0               NAP               0              NAP
04-18692              $867                0                  NAP              0               NAP               0              NAP
05-19523              $774                0                  NAP              0               NAP               0              NAP
04-18410              $571                0                  NAP              0               NAP               0              NAP
05-19524              $762                0                  NAP              0               NAP               0              NAP
6106010                NAP                0                  NAP              0               NAP               0              NAP
04-18691            $1,107                0                  NAP              0               NAP               0              NAP
610902557           $1,356                0                  NAP              0               NAP               0              NAP
05-18965               NAP                0                  NAP              0               NAP               0              NAP
9000213               $979                0                  NAP              0               NAP               0              NAP
05-19216            $1,275                0                  NAP              0               NAP               0              NAP
6105918                NAP                0                  NAP              0               NAP               0              NAP
6106015                NAP                0                  NAP              0               NAP               0              NAP
05-20277            $4,000                0                  NAP              0               NAP               0              NAP
05-20282               NAP                2               $4,000              0               NAP               0              NAP
05-20278               NAP                0                  NAP              2            $4,000               0              NAP
05-20280               NAP                0                  NAP              2            $4,000               0              NAP
05-20281            $4,000                0                  NAP              0               NAP               0              NAP
05-20279               NAP                2               $2,800              0               NAP               0              NAP
6106017               $875                0                  NAP              0               NAP               0              NAP
05-19999            $1,175                0                  NAP              0               NAP               0              NAP
05-19030               NAP                0                  NAP              0               NAP               0              NAP
6105853               $850                0                  NAP              0               NAP               0              NAP
05-19398              $575                0                  NAP              0               NAP               0              NAP
05-19748               NAP                0                  NAP              0               NAP               0              NAP
410902003              NAP                0                  NAP              0               NAP               0              NAP
05-19020               NAP                0                  NAP              0               NAP               0              NAP
04-16987            $1,059                0                  NAP              0               NAP               0              NAP
171-001                NAP                0                  NAP              0               NAP               0              NAP
9000108                NAP                0                  NAP              0               NAP               0              NAP
9000159             $1,065                0                  NAP              0               NAP               0              NAP




--------------------------------------------------------------------------------------------------------------
                                        7 BEDROOM AVG                        OTHER AVG RENT
                      7 BEDROOM              RENT PER           OTHER               PER MO.       NUMBER OF
LOAN NUMBER             # UNITS               MO. ($)         # UNITS                   ($)       ELEVATORS
--------------------------------------------------------------------------------------------------------------

LL4                           0                    NAP               0                   NAP              4
LL4                           0                    NAP               0                   NAP              0
LL4                           0                    NAP               0                   NAP              0
LL4                           0                    NAP               0                   NAP              0
6105916                       0                    NAP               0                   NAP              0
05-19060                      0                    NAP               0                   NAP              3
04-18871                      0                    NAP               0                   NAP              0
04-18692                      0                    NAP               0                   NAP              0
05-19523                      0                    NAP               0                   NAP              0
04-18410                      0                    NAP               0                   NAP              0
05-19524                      0                    NAP               0                   NAP              0
6106010                       0                    NAP               0                   NAP              2
04-18691                      0                    NAP               0                   NAP              0
610902557                     0                    NAP               0                   NAP              0
05-18965                      0                    NAP               0                   NAP              0
9000213                       0                    NAP               0                   NAP              0
05-19216                      0                    NAP               0                   NAP              0
6105918                       0                    NAP               0                   NAP              0
6106015                       0                    NAP               0                   NAP              1
05-20277                      0                    NAP               0                   NAP              0
05-20282                      0                    NAP               0                   NAP              0
05-20278                      0                    NAP               0                   NAP              0
05-20280                      0                    NAP               0                   NAP              0
05-20281                      0                    NAP               0                   NAP              0
05-20279                      0                    NAP               0                   NAP              0
6106017                       0                    NAP               0                   NAP              0
05-19999                      0                    NAP               0                   NAP              0
05-19030                      0                    NAP               0                   NAP              0
6105853                       0                    NAP               0                   NAP              0
05-19398                      0                    NAP               0                   NAP              0
05-19748                      0                    NAP               0                   NAP              0
410902003                     0                    NAP               0                   NAP              0
05-19020                      0                    NAP               0                   NAP              0
04-16987                      0                    NAP               0                   NAP              1
171-001                       0                    NAP             259                  $412              0
9000108                       0                    NAP               0                   NAP              0
9000159                       0                    NAP               0                   NAP              0
